REX-OSPREYTM XRP ETF

REX-OSPREYTM DOGE ETF

PROSPECTUS

September 12, 2025, as amended October 23, 2025

Fund	Ticker	Principal U.S. Listing Exchange
REX-OspreyTM XRP ETF	XRPR	Cboe BZX Exchange, Inc.
REX-OspreyTM DOGE ETF	DOJE	Cboe BZX Exchange, Inc.

Neither the U.S. Securities and Exchange Commission (“SEC”) nor the Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – REX-OSPREYTM XRP ETF

INVESTMENT OBJECTIVE

REX-OspreyTM XRP ETF (the “Fund”) seeks investment results of 1x the performance, before fees and expenses, of XRP (“XRP” or the “Reference Asset”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.75%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%
(1)	Under the Investment Advisory Agreement, REX Advisers, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
REX-OspreyTM XRP ETF	$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other assets (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the Reference Asset and other assets that provide exposure to the Reference Asset. The Fund will invest directly or through the REX-OspreyTM XRP Subsidiary, which is described more fully below. Although the Fund seeks returns equal to 1x of the Reference Asset, the Fund’s performance will not replicate the performance of the Reference Asset (i.e., the Fund’s returns may not be the same as the Reference Asset, due to fees and expenses of the Fund and the Reference ETFs in which it invests, trading and other expenses, but will generally be in the same direction in a positive or negative manner.

The Fund seeks to invest the majority of its assets directly in the Reference Asset. The Fund will generally purchase and sell XRP on exchanges such as Coinbase and Kraken. XRP is a cryptocurrency that was introduced in 2012, and quickly developed its own online community, reaching a peak market capitalization of approximately US$210 billion on July 18, 2025. As of August 31, 2025, the market capitalization of XRP was $167 billion.

The Fund will invest at least 40% of its assets directly in shares of other exchange-traded funds (“ETFs”) and exchange-traded products (“ETPs”), including non-U.S. exchange-traded products (“non-US ETPs”), which invest directly in, provide exposure to, replicate the performance of, or have trading and/or price performance characteristics similar to the Reference Asset (all such ETFs, ETPs and non-US ETPs, “Reference ETFs”). The non-U.S. ETPs in which the Fund may invest are domiciled in Canada and/or Europe and are listed and available for sale in various jurisdictions in Europe (such as Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, Luxembourg, Netherlands, Norway, Poland, Spain, Sweden, and Switzerland). Where available, the Fund will invest in the USD share class of the applicable non-U.S. ETP. Non-US ETPs will not be treated as regulated investment companies for U.S. federal income tax purposes and therefore will not be taxed as such. The Fund will allocate portfolio assets to one or more of the following Reference ETFs at any one time, although this list may change over time:

Reference ETF	Exchange	Ticker Symbol
21 Shares XRP ETP	Switzerland	AXRP.SW
WisdomTree Physical XRP ETP	Europe	XRPW
CoinShares Physical XRP ETP	Switzerland	XRPL-USD.SW
Purpose XRP ETF	Canada	XRPP.TO
3iQ XRP ETF	Canada	XRPQ.TO
Evolve XRP ETF	Canada	XRP.TO
Volatility Shares XRP ETF	Nasdaq	XRPI

The Fund may seek to gain exposure to the Reference Asset, in whole or in part, through investments in a subsidiary organized in the Cayman Islands, the REX-OspreyTM XRP (Cayman) Portfolio S.P. (i.e., the “XRP Subsidiary”). The XRP Subsidiary is wholly-owned and controlled by the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the XRP Subsidiary. The XRP Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions. The Fund will aggregate its investments with the XRP Subsidiary for purposes of determining compliance with (i) Section 8 of the Investment Company Act of 1940 (the “1940 Act”), which governs fundamental investment limitations (which are described more specifically in the Fund’s statement of additional information); and (ii) Section 18 of the 1940 Act, which governs capital structure and includes limitations associated with the Fund’s ability to leverage its investments. Additionally, the XRP Subsidiary’s investment advisory contracts will be governed in accordance with Section 15 of the 1940 Act, and the XRP Subsidiary will adhere to applicable provisions of Section 17 of the 1940 Act governing affiliate transactions. The principal investment strategies and principal risks of the XRP Subsidiary constitute principal investment strategies and principal risks of the Fund, and the disclosures of those strategies and risks in this prospectus are designed to reflect the aggregate operations of the Fund and the XRP Subsidiary.

The Fund may engage in reverse repurchase agreements on government securities, investment grade corporate securities or similar transactions to help the Fund meet its investment objective by maintaining exposure to the Reference Asset and Reference ETPs that themselves provide exposure to the Reference Asset, and also by maintaining its tax status as a regulated investment company, and for leveraging purposes.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Information about XRP

XRP is the native cryptocurrency of the XRP Ledger, a decentralized, open-source blockchain designed for fast, low-cost international payments and asset transfers. It was launched in 2012 by Ripple Labs Inc., a fintech company focused on improving cross-border payments and financial infrastructure. Unlike many cryptocurrencies that rely on proof-of-work or proof-of-stake mechanisms, the XRP Ledger uses a unique consensus protocol involving a network of trusted validators to confirm transactions in seconds with minimal energy consumption.

The development of XRP and the XRP Ledger was initially led by Ripple Labs, which continues to contribute significantly to the technology and ecosystem. However, the ledger itself is open-source and maintained by an independent community of developers and network validators. Governance is semi-decentralized: while Ripple remains influential in the ecosystem, it does not control the ledger or transaction validation. The validator nodes are operated by a mix of universities, financial institutions, and independent entities around the world, helping maintain the integrity and decentralization of the network.

XRP is widely traded on numerous major centralized cryptocurrency exchanges (CEX), including Binance, Kraken, Bitstamp, and others, although its availability may vary depending on regulatory environments in different countries. It can be purchased using fiat currencies or other cryptocurrencies and stored in wallets that support XRP, such as Xumm, Ledger hardware wallets, or other third-party software wallets.

XRP is primarily used to facilitate fast and cost-effective cross-border payments, often serving as a bridge currency in international transactions. It is also used for liquidity provisioning in Ripple’s On-Demand Liquidity (ODL) service, which allows financial institutions to convert one fiat currency to another instantly using XRP as an intermediary. Due to its speed, scalability, and institutional focus, XRP has become one of the most prominent cryptocurrencies in the global payment and remittance space.

PRINCIPAL INVESTMENT RISKS

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments.” Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

XRP Investing Risk. Cryptocurrencies, such as XRP, operate without central authority or banks and are not backed by any government. Cryptocurrencies are often referred to as a “virtual asset” or “digital asset,” and operate as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. A cryptocurrency is also not a legal tender. Investments linked to XRP can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for XRP and XRP-related investments may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. A number of factors affect the price and market for XRP:

●	New Technology. XRP is a relatively new technological innovation with a limited operating history. XRP has a relatively limited history of existence and operations. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.

●	Supply and Demand of XRP. Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.

Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.

The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. This volatility could make XRP less predictable for businesses that rely on it for payments. The fixed supply of XRP may also not scale well with rapidly expanding use cases. To the extent more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet such growing demand, leading to supply shortages and further price volatility.

Ripple Labs holds a large portion (approximately 41-45 billion XRP as of June 2025) of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics (e.g., supply and demand and volatility) if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.

●	Adoption and Use of XRP. The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.

●	Largely Unregulated Marketplace. Digital asset markets, including spot markets for XRP, are growing rapidly. The spot markets through which XRP and other digital assets trade are new and, in some cases, may be subject to but not comply with their relevant jurisdiction’s regulations. These markets are local, national and international and include a broadening range of digital assets and participants. Significant trading may occur on systems and platforms with minimum predictability. Spot markets may impose daily, weekly, monthly or customer-specific transaction or withdrawal limits or suspend withdrawals entirely, rendering the exchange of XRP for fiat currency difficult or impossible.

Digital asset exchanges do not appear to be subject to, or may not comply with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. Many digital asset exchanges are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions.

As a result, trading activity on or reported by these digital asset exchanges is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. Furthermore, many spot markets lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes, such as limit-down circuit breakers. As a result, the prices of digital assets such as XRP on digital asset exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities (such as market manipulation, front-running of trades, and wash-trading) may not be available to or employed by digital asset exchanges or may not exist at all. As a result, the marketplace may lose confidence in, or may experience problems relating to, these venues.

The closure or temporary shutdown of XRP exchanges due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in the XRP Ledger and can slow down the mass adoption of XRP. Further, spot market failures or that of any other major component of the overall XRP ecosystem can have an adverse effect on XRP markets and the price of XRP and could therefore have a negative impact on the performance of the Fund. Furthermore, the closure or temporary shutdown of an XRP spot market may impact the Fund’s ability to determine the value of its XRP holdings or for the Fund’s Authorized Participants to effectively arbitrage the Shares.

Cybersecurity. As a digital asset, XRP is subject to the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal XRP held by others, control the blockchain, or steal personally identifying information. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of XRP and any XRP-related investments and therefore the value of an investment in the Fund.

●	Forks. XRP, along with many other digital assets, are open source projects. The infrastructure and ecosystem that powers the XRP Ledger are developed by different parties, including affiliated and non-affiliated engineers, developers, validators, platform developers, evangelists, marketers, exchange operators and other companies based around a service regarding XRP, each of whom may have different motivations, drivers, philosophies and incentives.

Forks may have a detrimental effect on the value of XRP. Forks can also introduce new security risks.

Risks Related to the Regulation of XRP. Any final determination by a court that XRP or any other digital asset is a “security” or “commodity” may adversely affect the value of XRP and the value of the Fund’s shares, and, if XRP is not, or cannot, be registered as a security, result in a potential termination of the Fund.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or ETH to be securities, and does not currently consider Bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities. The SEC staff’s guidance regarding whether a digital asset is or is not a security is not determinative or binding and a court may come to a different conclusion.

On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several digital assets on the basis that the digital assets in question are securities. More recently, the SEC has also brought enforcement actions against various digital asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the digital assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaints, the SEC asserted that XRP is a security under the federal securities laws. In February 2025, the SEC withdrew the Coinbase Complaint.

Whether a digital asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act. Digital assets as such do not appear in any of these lists, although each list includes the terms “investment contract,” “note,” and “transferable shares” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the Howey and Reves tests, respectively. For many digital assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular digital asset qualifying as a security under one or both tests. Adding to the complexity, the courts, the SEC and the SEC staff have indicated that the security status of a particular instrument, such as a digital asset, can change overtime as the relevant facts evolve.

As part of determining whether XRP is a security for purposes of the federal securities laws, the Fund takes into account a number of factors, including the various definitions of “security” under the federal securities laws and federal court decisions interpreting elements of these definitions, such as the U.S. Supreme Court’s decisions in the Howey and Reves cases, as well as reports, orders, press releases, public statements and speeches by the SEC, its commissioners and its staff providing guidance on when a digital asset may be a security for purposes of the federal securities laws. Through this process, and the recent listing of CFTC regulated futures contracts, a reasonable argument exists that XRP is not a security for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, in light of the uncertainties inherent in the Howey and Reves tests.

If an appropriate court determines that XRP is a security, the Advisor would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws).

Digital Assets/Cryptocurrency Risk. The performance of the Reference Asset, and consequently the Fund’s performance, is subject to the risks of the digital assets/cryptocurrency industry. The trading prices of many digital assets, including the Reference Asset, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of the Reference Asset, could have a material adverse effect on the value of the Fund’s shares (“Shares”) and the Shares could lose all or substantially all of their value. The value of the Shares is subject to a number of factors relating to the fundamental investment characteristics of the Reference Asset as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Digital assets represent a new and rapidly evolving industry, and the value of the Shares depends on the acceptance of the Reference Asset. Changes in the governance of a digital asset network may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Cryptocurrencies, such as the Reference Asset, are a subset of digital assets designed to act as a medium of exchange. Despite being referred to as “currencies,” crypto assets are not widely accepted as a means of payment, are not backed by any government or central bank, and are not legal tender. The value of digital assets is determined by supply and demand in the global markets, which consist primarily of transactions of the respective digital assets on electronic trading platforms or trading venues. Unlike the exchanges for more traditional assets, the regulation of digital asset trading platforms is highly fragmented. Due to the fragmentation and lack of oversight of these trading venues, there is a heightened potential for fraud and manipulation. Regulation in the U.S. is still developing.

Reference Asset ETF Investing Risk. Issuer-specific attributes related to ETFs in which the Fund may invest may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or asset or particular type of security or asset may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. When the Fund invests in ETFs it will incur costs associated with such funds, including management fees and fees and expenses borne by shareholders of such ETFs. The value of shares in an ETF may not replicate the performance of the Reference Asset and the Fund’s investments in the ETFs will not perform exactly the same as the Fund’s direct investments in the Reference Asset. However, the Adviser will still seek to invest as much of the Fund’s portfolio assets into the Reference Asset directly rather than through a Reference ETF provided that the Fund will always have at least 40% of its assets in securities. The following is a summary of risk factors related to the ETFs that invest in the Reference Assets as identified by the ETFs in their registration statements – this is not purported to be a complete list of risks (references to “shares” in this section are to shares of an ETF).

Risk Factors Related to Digital Assets

●	The Reference Asset and investments linked to the Reference Asset are relatively new investments, they present unique and substantial risks, and investing in Reference Asset has been subject to significant price volatility. The trading prices of many digital assets, including the Reference Asset, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of Reference Asset, could have a material adverse effect on the value of the shares and the shares could lose all or substantially all of their value.

●	The value of the Reference Asset has been and may continue to be deeply speculative such that trading and investing in the Reference Asset intraday may not be based on fundamental analysis. Individuals and organizations holding large amounts of the Reference Asset known as “whales” may have the ability to manipulate the price of the Reference Asset. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of the Reference Assets as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. For example, a blockchain may be subject to attack by a group of miners or validators that possess more than 50% of the blockchain’s hashing power. The value of the Fund’s investments in the Reference Asset may be adversely affected by such an attack.

●	Digital assets represent a new and rapidly evolving industry, and the value of the shares depends on the acceptance of the Reference Asset.

●	Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Risk Factors Related to the Digital Asset Platforms

●	The value of the Shares relates directly to the value of the Reference Asset, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

●	Proposed changes to the Reference Asset blockchain protocol may not be adopted by a sufficient number of validators or miners, which may result in competing blockchains with different native crypto assets and sets of participants (known as a “fork”). The value of an investment in the Fund may be negatively impacted by a temporary or permanent “fork”.

●	The Reference Asset blockchain protocol may contain flaws that can be exploited by attackers and which may adversely affect the value of Reference Asset and the Fund’s investments. Flaws in the source code for digital assets have been exploited including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying the Reference Asset could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Reference Asset’s network or take the Trust’s Reference Asset, which would adversely affect the value of the Fund. Exposure of the Reference Asset to instability in other speculative parts of the blockchain and crypto industry, such as through an event that is not necessarily related to the security or utility of Reference Asset blockchain can nonetheless precipitate a significant decline in the price of the Reference Asset and an investment in the Fund.

●	As of December 31, 2024, there are over 10,000 alternative digital assets with a total market capitalization of approximately $1.33 trillion. Many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contract platforms. Competition from the emergence or growth of alternative digital assets and smart contracts platforms could have a negative impact on the demand for, and price of, the Reference Asset and thereby adversely affect the value of the Fund.

●	Use of the Reference Asset by consumers and institutions as a medium of exchange in commerce may be limited. Banks and other established financial institutions may refuse to process funds for Reference Asset transactions; process wire transfers to or from digital asset platforms, Reference Asset-related companies or service providers; or maintain accounts for persons or entities transacting in the Reference Asset. Processing of transactions in the Reference Asset may be slow, transaction fees may be subject to significant variability. As a result, the price of the Reference Asset may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future.

Risk Factors Related to the Regulation of the Reference Asset

●	There are risks regarding new or changing laws and regulations that may affect the use of blockchain technology and/or investments in crypto assets. Digital asset platforms in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of the Reference Asset, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of the Reference Asset, mining activity, digital wallets, the provision of services related to trading and custodying the Reference Asset, the operation of the Reference Asset network, or the digital asset platforms generally. Accordingly, future regulatory changes may have a material adverse impact on the Fund’s investments and its ability to implement its investment strategy.

●	If regulators subject the Reference Asset to regulation, this could result in extraordinary expenses that could potentially be borne by The Fund.

●	The treatment of digital assets for U.S. federal, state and local income tax purposes is uncertain.

Exchange-Traded Products Risk. The Fund invests in other ETFs and ETPs, including those based outside the United States. These investments carry the same risks as the securities they hold and may trade at prices above or below the value of their holdings. Non-U.S. ETPs are not registered investment companies and are subject to different regulations than U.S. ETFs. They may also be taxed differently for U.S. investors, which could increase the Fund’s taxable income or cause the Fund to sell investments at unfavorable times to meet tax requirements.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the XRP Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The XRP Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the XRP Subsidiary, will not have all the protections offered to investors in registered investment companies.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Concentration Risk.  The Fund’s assets will be concentrated in the sector or sectors or industry or group of industries that are assigned to the Reference Asset, which will subject the Fund to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Cyber Security Risk. The Fund and its service providers, such as the custodian, are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund and its service providers to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss, including loss of the Reference Asset. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Custodian Risk. The Reference Asset and other assets held by the Fund that operate on distributed ledger/blockchain technology can only be transferred by the person holding both the public and private keys to the digital wallet in which the asset is held. The Fund’s Crypto Custodian that custody’s the Fund’s digital assets are in control of the private keys for each of the Fund’s digital wallets. In the event such custodian loses sole control of the private keys (e.g., through a data breach or hack), the Fund’s digital assets held by such custodian could be lost. The Fund’s custodian uses hardware security modules (HSMs) as part of their security architecture. An HSM is a specialized device that can generate and hold private keys securely and can use those keys to sign and approve transactions. The HSMs’ custom logic verifies that all sensitive requests (withdrawals, policy changes, new user additions, etc.) are approved by a valid quorum of client users and also approved by the custodian, and they provide on-demand private key accessibility.

Foreign Securities Risk. To the extent the Fund invests in securities of foreign ETFs, such investments may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund intends to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Indirect Investment Risk. Neither the Reference Asset nor the XRP Ledger are affiliated with the Trust, the Fund, or the Adviser, or any affiliates thereof and are not involved with this offering in any way, and have no obligation to consider the Fund in taking any actions that might affect the value of the Fund. None of the Trust, the Fund, the Adviser, or any affiliate are responsible for the performance of the Reference Asset and make no representation as to the performance of the Reference Asset. Investing in the Fund is not equivalent to investing in the Reference Asset.

Non-Correlation Risk. The performance of the fund will not, and is not intended to, correlate exactly to the performance of the Reference Asset and will vary somewhat due to factors such as fees and expenses of the Fund and the Reference ETFs, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Tax Risk. The Fund will qualify as a regulated investment company (a “RIC”) for tax purposes if, among other things, it satisfies a source-of-income test and an asset-diversification test. Investing in XRP (or any other digital asset) or derivatives based upon XRP (or any other digital assets) presents a risk for the Fund because income from such investments would not qualify as good income under the source-of-income test. The Fund will gain exposure to the Reference Asset through investments in the XRP Subsidiary, which is intended to provide the Fund with exposure to XRP returns while enabling the Fund to satisfy source-of-income requirements. There is some uncertainty about how the XRP Subsidiary will be treated for tax purposes and thus whether the Fund can maintain exposure to XRP returns without risking its status as a RIC for tax purposes. Failing to qualify as a RIC for tax purposes and not curing such failure could have adverse consequences for the Fund and its shareholders, including that both the income of the Fund and dividends paid to its shareholders would be subject to U.S. federal income tax and that such taxes applied at the Fund level would correspondingly reduce the NAV of the Fund. These issues are described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT RISK – Tax Risk” below, as well as in the Fund’s SAI.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

PERFORMANCE HISTORY

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free at [(844) 802-4004].

INVESTMENT ADVISER

REX Advisers, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Matthew Pelletier, Lead Portfolio Manager of the Adviser, has served as the Fund’s portfolio manager since its inception in 2025.

Matthew Holcomb, Senior Vice President, Senior Trader and Portfolio Manager of the Adviser, has served as the Fund’s portfolio manager since its inception in 2025.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., Cboe BZX Exchange, Inc.). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.rexshares.com.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (e.g., a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – REX-OSPREYTM DOGE ETF

INVESTMENT OBJECTIVE

REX-OspreyTM DOGE ETF (the “Fund”) seeks investment results of 1x the performance, before fees and expenses, of Dogecoin (“DOGE” or the “Reference Asset”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.50%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.50%
(1)	Under the Investment Advisory Agreement, REX Advisers, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
REX-OspreyTM DOGE ETF	$153	$474

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other assets (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the Reference Asset and other assets that provide exposure to the Reference Asset. The Fund will invest directly or through the REX-OspreyTM DOGE Subsidiary, which is described more fully below. Although the Fund seeks returns equal to 1x of the Reference Asset, the Fund’s performance will not replicate the performance of the Reference Asset (i.e., the Fund’s returns may not, be the same as the Reference Asset, due to fees and expenses of the Fund and the Reference ETFs in which it invests, trading and other expenses, but will generally be in the same direction in a positive or negative manner.

The Fund seeks to invest the majority of its assets directly in the Reference Asset. The Fund will generally purchase and sell DOGE on exchanges such as Coinbase and Kraken. DOGE is a cryptocurrency that was introduced on December 6, 2013, and quickly developed its own online community, reaching a peak market capitalization of over US$85 billion on May 5, 2021. As of August 31, 2025, the market capitalization of DOGE was $32.2 billion.

The Fund will invest at least 40% of its assets directly in shares of other exchange-traded funds (“ETFs”) and exchange-traded products (“ETPs”), including non-U.S. exchange-traded products (“non-US ETPs”), which invest directly in, provide exposure to, replicate the performance of, or have trading and/or price performance characteristics similar to the Reference Asset (all such ETFs, ETPs and non-US ETPs, “Reference ETFs”). The non-U.S. ETPs in which the Fund may invest are domiciled in Europe and are listed and available for sale in various jurisdictions in Europe (such as Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, Luxembourg, Netherlands, Norway, Poland, Spain, Sweden, and Switzerland). Where available, the Fund will invest in the USD share class of the applicable non-U.S. ETP. Non-US ETPs will not be treated as regulated investment companies for U.S. federal income tax purposes and therefore will not be taxed as such. The Fund will allocate portfolio assets to one or more of the following Reference ETFs at any one time, although this list may change over time:

Reference ETF	Exchange	Ticker Symbol
21 Shares Dogecoin ETP	Switzerland	DOGE.SW

The Fund may seek to gain exposure to the Reference Asset, in whole or in part, through investments in a subsidiary organized in the Cayman Islands, the REX-OspreyTM DOGE (Cayman) Portfolio S.P. (i.e., the “DOGE Subsidiary”). The DOGE Subsidiary is wholly-owned and controlled by the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the DOGE Subsidiary. The DOGE Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions. The Fund will aggregate its investments with the DOGE Subsidiary for purposes of determining compliance with (i) Section 8 of the Investment Company Act of 1940 (the “1940 Act”), which governs fundamental investment limitations (which are described more specifically in the Fund’s statement of additional information); and (ii) Section 18 of the 1940 Act, which governs capital structure and includes limitations associated with the Fund’s ability to leverage its investments. Additionally, the DOGE Subsidiary’s investment advisory contracts will be governed in accordance with Section 15 of the 1940 Act, and the DOGE Subsidiary will adhere to applicable provisions of Section 17 of the 1940 Act governing affiliate transactions. The principal investment strategies and principal risks of the DOGE Subsidiary constitute principal investment strategies and principal risks of the Fund, and the disclosures of those strategies and risks in this prospectus are designed to reflect the aggregate operations of the Fund and the DOGE Subsidiary.

The Fund may engage in reverse repurchase agreements on government securities, investment grade corporate securities or similar transactions to help the Fund meet its investment objective by maintaining exposure to the Reference Asset and Reference ETPs that themselves provide exposure to the Reference Asset, and also by maintaining its tax status as a regulated investment company, and for leveraging purposes.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Information about DOGE and Meme Coins

A “meme coin” is a type of cryptocurrency inspired by internet memes, public figures, current events, or trends, often created to attract an enthusiastic online community for trading and social interaction. These coins are usually bought not for their functional utility, but for entertainment, cultural engagement, and speculative investment—similar to digital collectibles. Meme coins typically offer limited or no real-world functionality and are known for their high volatility due to their value being driven primarily by market sentiment and online hype.

Dogecoin is one of the earliest meme coins, originally launched in December 2013. Dogecoin was developed by software engineers Billy Markus and Jackson Palmer, using the codebase of Litecoin, and it operates on its own blockchain. Dogecoin has an unlimited, inflationary supply where a fixed 10,000 DOGE are minted every minute as a block reward for miners, resulting in a perpetual increase in the total supply.

Dogecoin is traded on most major centralized cryptocurrency exchanges (CEX), making it easily accessible to a broad range of users. It can be purchased with fiat currencies or other cryptocurrencies and stored in any wallet that supports Dogecoin. While it was not originally designed with significant functionality in mind, Dogecoin has been used for tipping content creators online, charitable donations, and even sponsorships. Despite occasional surges in popularity—often driven by celebrity endorsements or social media trends—Dogecoin remains highly speculative and subject to significant market volatility.

PRINCIPAL INVESTMENT RISKS

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments.” Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Meme Coin Investing Risk. Investing in meme coins involves substantial risks that may result in partial or total loss of capital. These coins are subject to extreme volatility driven largely by social media trends, speculative trading, and public sentiment, rather than underlying fundamentals or utility. Most meme coins lack intrinsic value and do not offer meaningful technological or economic use cases. As such, their prices are highly susceptible to rapid declines once speculative interest wanes. Meme coins carry significant risk due to their highly speculative and volatile nature, lack or regulatory protection, and high potential for fraud.QQ

Meme coins are also particularly vulnerable to market manipulation, including “pump and dump” schemes, and are often influenced by the trading activity of large holders who can artificially inflate or crash prices. Liquidity constraints may further impair an investor’s ability to exit positions without incurring losses. Additionally, the lack of transparency in governance and development, combined with the possibility of insider advantages and rug pulls—where developers abruptly abandon the project—raises the potential for fraud and significant investor harm. Cybersecurity threats such as phishing and hacking also pose risks to the safety of investors’ holdings.

Moreover, the regulatory landscape for digital assets, particularly meme coins, remains unsettled. In recent guidance, the staff of the SEC stated its position that memecoins should be viewed as “collectibles” and not securities, meaning that most memecoins do not carry the protections of the federal securities laws. However, courts could come to a different conclusion. Regulatory developments could adversely impact the viability, tradability, or legal status of meme coins. Given these risks, prospective investors should conduct thorough due diligence and carefully consider whether such investments align with their risk tolerance and investment objectives.

Risks Related to the Regulation of DOGE. Any final determination by a court that DOGE or any other digital asset is a “security” or “commodity” may adversely affect the value of DOGE and the value of the Fund’s shares, and, if DOGE is not, or cannot, be registered as a security, result in a potential termination of the Fund.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or ETH to be securities, and does not currently consider Bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities. The SEC staff’s guidance regarding whether a digital asset is or is not a security is not determinative or binding and a court may come to a different conclusion.

Whether a digital asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act. Digital assets as such do not appear in any of these lists, although each list includes the terms “investment contract,” “note,” and “transferable shares” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the Howey and Reves tests, respectively. For many digital assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular digital asset qualifying as a security under one or both tests. Adding to the complexity, the courts, the SEC and the SEC staff have indicated that the security status of a particular instrument, such as a digital asset, can change overtime as the relevant facts evolve.

As part of determining whether DOGE is a security for purposes of the federal securities laws, the Fund takes into account a number of factors, including the various definitions of “security” under the federal securities laws and federal court decisions interpreting elements of these definitions, such as the U.S. Supreme Court’s decisions in the Howey and Reves cases, as well as reports, orders, press releases, public statements and speeches by the SEC, its commissioners and its staff providing guidance on when a digital asset may be a security for purposes of the federal securities laws. Through this process, and the recent listing of CFTC regulated futures contracts, a reasonable argument exists that DOGE is not a security for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, in light of the uncertainties inherent in the Howey and Reves tests.

If an appropriate court determines that DOGE is a security, the Advisor would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws).

Dogecoin Public Figure and Reputational Risk. Dogecoin is unusual among digital assets in that its market value and public perception have been heavily influenced by endorsements and commentary from high-profile individuals and organizations, rather than by underlying technological development or adoption. Public statements and endorsements have historically coincided with episodes of extreme price volatility, sometimes resulting in rapid and substantial increases or decreases in value within short periods.

Although these individuals and organizations have no affiliation with or control over the Dogecoin Network, their association with Dogecoin creates reputational risks that may adversely affect its value. Negative publicity surrounding such figures or institutions, or the perception that Dogecoin is tied to them, may undermine investor confidence and reduce demand.

Additionally, a newly established U.S. government agency, the Department of Governmental Efficiency (commonly referred to by the acronym “DOGE”), has no affiliation with Dogecoin or the Dogecoin Network. Nonetheless, the use of the same acronym may create confusion or reputational harm by association. Negative developments relating to this agency, or other unrelated entities that adopt the “DOGE” name, could reduce public demand for Dogecoin and negatively impact its price and the value of the Trust.

As a result, Dogecoin’s price may be disproportionately affected by external commentary and sentiment unrelated to the fundamentals of the Dogecoin Network. This susceptibility increases the likelihood of sudden declines in value and may lead to significant or total losses for investors.

Digital Assets/Cryptocurrency Risk. The performance of the Reference Asset, and consequently the Fund’s performance, is subject to the risks of the digital assets/cryptocurrency industry. The trading prices of many digital assets, including the Reference Asset, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of the Reference Asset, could have a material adverse effect on the value of the Fund’s shares (“Shares”) and the Shares could lose all or substantially all of their value. The value of the Shares is subject to a number of factors relating to the fundamental investment characteristics of the Reference Asset as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Digital assets represent a new and rapidly evolving industry, and the value of the Shares depends on the acceptance of the Reference Asset. Changes in the governance of a digital asset network may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Cryptocurrencies, such as the Reference Asset, are a subset of digital assets designed to act as a medium of exchange. Despite being referred to as “currencies,” crypto assets are not widely accepted as a means of payment, are not backed by any government or central bank, and are not legal tender. The value of digital assets is determined by supply and demand in the global markets, which consist primarily of transactions of the respective digital assets on electronic trading platforms or trading venues. Unlike the exchanges for more traditional assets, the regulation of digital asset trading platforms is highly fragmented. Due to the fragmentation and lack of oversight of these trading venues, there is a heightened potential for fraud and manipulation. Regulation in the U.S. is still developing.

Reference Asset ETF Investing Risk. Issuer-specific attributes related to ETFs in which the Fund may invest may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or asset or particular type of security or asset may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. When the Fund invests in ETFs it will incur costs associated with such funds, including management fees and fees and expenses borne by shareholders of such ETFs. The value of shares in an ETF may not replicate the performance of the Reference Asset and the Fund’s investments in the ETFs will not perform exactly the same as the Fund’s direct investments in the Reference Asset. However, the Adviser will still seek to invest as much of the Fund’s portfolio assets into the Reference Asset directly rather than through a Reference ETF provided that the Fund will always have at least 40% of its assets in securities. The following is a summary of risk factors related to the ETFs that invest in the Reference Assets as identified by the Reference ETFs in their registration statements – this is not purported to be a complete list of risks (references to “shares” in this section are to shares of the Reference an ETF).

Risk Factors Related to Digital Assets

●	The Reference Asset and investments linked to the Reference Asset are relatively new investments, they present unique and substantial risks, and investing in Reference Assets has been subject to significant price volatility. The trading prices of many digital assets, including the Reference Asset, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of Reference Asset, could have a material adverse effect on the value of the shares and the shares could lose all or substantially all of their value.

●	The value of the Reference Asset has been and may continue to be deeply speculative such that trading and investing in the Reference Asset intraday may not be based on fundamental analysis. Individuals and organizations holding large amounts of the Reference Asset known as “whales” may have the ability to manipulate the price of the Reference Asset. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of the Reference Assets as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. For example, a blockchain may be subject to attack by a group of miners or validators that possess more than 50% of the blockchain’s hashing power. The value of the Fund’s investments in the Reference Asset may be adversely affected by such an attack.

●	Digital assets represent a new and rapidly evolving industry, and the value of the shares depends on the acceptance of the Reference Asset.

●	Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Risk Factors Related to the Digital Asset Platforms

●	The value of the Shares relates directly to the value of the Reference Asset, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

●	Proposed changes to the Reference Asset blockchain protocol may not be adopted by a sufficient number of validators or miners, which may result in competing blockchains with different native crypto assets and sets of participants (known as a “fork”). The value of an investment in the Fund may be negatively impacted by a temporary or permanent “fork”.

●	The Reference Asset blockchain protocol may contain flaws that can be exploited by attackers and which may adversely affect the value of Reference Asset and the Fund’s investments. Flaws in the source code for digital assets have been exploited including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying the Reference Asset could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Reference Asset’s network or take the Trust’s Reference Asset, which would adversely affect the value of the Fund. Exposure of the Reference Asset to instability in other speculative parts of the blockchain and crypto industry, such as through an event that is not necessarily related to the security or utility of Reference Asset blockchain can nonetheless precipitate a significant decline in the price of the Reference Asset and an investment in the Fund.

●	As of December 31, 2024, there are over 10,000 alternative digital assets with a total market capitalization of approximately $1.33 trillion. Many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contract platforms. Competition from the emergence or growth of alternative digital assets and smart contracts platforms could have a negative impact on the demand for, and price of, the Reference Asset and thereby adversely affect the value of the Fund.

●	Use of the Reference Asset by consumers and institutions as a medium of exchange in commerce may be limited. Banks and other established financial institutions may refuse to process funds for Reference Asset transactions; process wire transfers to or from digital asset platforms, Reference Asset-related companies or service providers; or maintain accounts for persons or entities transacting in the Reference Asset. Processing of transactions in the Reference Asset may be slow, transaction fees may be subject to significant variability. As a result, the price of the Reference Asset may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future.

Risk Factors Related to the Regulation of the Reference Asset

●	There are risks regarding new or changing laws and regulations that may affect the use of blockchain technology and/or investments in crypto assets. Digital asset platforms in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of the Reference Asset, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of the Reference Asset, mining activity, digital wallets, the provision of services related to trading and custodying the Reference Asset, the operation of the Reference Asset network, or the digital asset platforms generally. Accordingly, future regulatory changes may have a material adverse impact on the Fund’s investments and its ability to implement its investment strategy.

●	If regulators subject the Reference Asset to regulation, this could result in extraordinary expenses that could potentially be borne by The Fund.

●	The treatment of digital assets for U.S. federal, state and local income tax purposes is uncertain.

Exchange-Traded Products Risk. The Fund invests in other ETFs and ETPs, including those based outside the United States. These investments carry the same risks as the securities they hold and may trade at prices above or below the value of their holdings. Non-U.S. ETPs are not registered investment companies and are subject to different regulations than U.S. ETFs. They may also be taxed differently for U.S. investors, which could increase the Fund’s taxable income or cause the Fund to sell investments at unfavorable times to meet tax requirements.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the DOGE Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The DOGE Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the DOGE Subsidiary, will not have all the protections offered to investors in registered investment companies.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Concentration Risk.  The Fund’s assets will be concentrated in the sector or sectors or industry or group of industries that are assigned to the Reference Asset, which will subject the Fund to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Cyber Security Risk. The Fund and its service providers, such as the custodian, are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund and its service providers to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss, including loss of the Reference Asset. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Custodian Risk. The Reference Asset and other assets held by the Fund that operate on distributed ledger/blockchain technology can only be transferred by the person holding both the public and private keys to the digital wallet in which the asset is held. The Fund’s Crypto Custodians that custody the Fund’s digital assets are in control of the private keys for each of the Fund’s digital wallets. In the event such custodian loses sole control of the private keys (e.g., through a data breach or hack), the Fund’s digital assets held by such custodian could be lost. The Fund’s custodian uses hardware security modules (HSMs) as part of their security architecture. An HSM is a specialized device that can generate and hold private keys securely and can use those keys to sign and approve transactions. The HSMs’ custom logic verifies that all sensitive requests (withdrawals, policy changes, new user additions, etc.) are approved by a valid quorum of client users and also approved by the custodian, and they provide on-demand private key accessibility.

Foreign Securities Risk. To the extent the Fund invests in securities of foreign ETFs, such investments may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund intends to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Indirect Investment Risk. Neither the Reference Asset nor the Dogecoin Network is affiliated with the Trust, the Fund, or the Adviser, or any affiliates thereof and are not involved with this offering in any way, and have no obligation to consider the Fund in taking any actions that might affect the value of the Fund. None of the Trust, the Fund, the Adviser, or any affiliate are responsible for the performance of the Reference Asset and make no representation as to the performance of the Reference Asset. Investing in the Fund is not equivalent to investing in the Reference Asset.

Non-Correlation Risk. The performance of the fund will not, and is not intended to, correlate exactly to the performance of the Reference Asset and will vary somewhat due to factors such as fees and expenses of the Fund and the Reference ETFs, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Tax Risk. The Fund will qualify as a regulated investment company (a “RIC”) for tax purposes if, among other things, it satisfies a source-of-income test and an asset-diversification test. Investing in DOGE (or any other digital asset) or derivatives based upon DOGE (or any other digital assets) presents a risk for the Fund because income from such investments would not qualify as good income under the source-of-income test. The Fund will gain exposure to the Reference Asset through investments in the DOGE Subsidiary, which is intended to provide the Fund with exposure to DOGE returns while enabling the Fund to satisfy source-of-income requirements. There is some uncertainty about how the DOGE Subsidiary will be treated for tax purposes and thus whether the Fund can maintain exposure to DOGE returns without risking its status as a RIC for tax purposes. Failing to qualify as a RIC for tax purposes and not curing such failure could have adverse consequences for the Fund and its shareholders, including that both the income of the Fund and dividends paid to its shareholders would be subject to U.S. federal income tax and that such taxes applied at the Fund level would correspondingly reduce the NAV of the Fund.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

PERFORMANCE HISTORY

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free at [(844) 802-4004].

INVESTMENT ADVISER

REX Advisers, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Matthew Pelletier, Lead Portfolio Manager of the Adviser, has served as the Fund’s portfolio manager since its inception in 2025.

Matthew Holcomb, Senior Vice President, Senior Trader and Portfolio Manager of the Adviser, has served as the Fund’s portfolio manager since its inception in 2025.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., Cboe BZX Exchange, Inc.). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.rexshares.com.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (e.g., a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Investment Objective

REX-OspreyTM XRP ETF seeks investment results of 1x the performance, before fees and expenses, of XRP (“XRP” or the “Reference Asset”).

REX-OspreyTM DOGE ETF seeks investment results of 1x of the performance, before fees and expenses, of Dogecoin (“DOGE” or the “Reference Asset”).

The Funds’ investment objectives may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Each Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in its respective Reference Asset and other assets that provide exposure to the Reference Asset. Each Fund will invest directly or through its respective Cayman Subsidiary, which is described more fully below. Although each Fund seeks returns equal to 1x of the Reference Asset, each Fund’s performance will not, and is intended to, replicate the performance of the Reference Asset (i.e., the Fund’s returns may not, be the same as the Reference Asset, due to fees and expenses of the Funds and the Reference ETFs in which they invest, trading and other expenses, but will generally be in the same direction in a positive or negative manner.

Each Fund seeks to invest the majority of its assets directly in the respective Reference Asset. Each Fund will generally purchase and sell its respective Reference Asset on exchanges such as Coinbase and Kraken.

XRP is a cryptocurrency that was introduced in 2012, and quickly developed its own online community, reaching a peak market capitalization of approximately US$210 billion on July 18, 2025. As of August 31, 2025, the market capitalization of XRP was $167 billion.

DOGE is a cryptocurrency that was introduced on December 6, 2013, and quickly developed its own online community, reaching a peak market capitalization of over US$85 billion on May 5, 2021. As of August 31, 2025, the market capitalization of DOGE was $32.2 billion.

Each Fund will invest at least 40% of its assets directly in shares of other exchange-traded funds (“ETFs”) and exchange-traded products (“ETPs”), including non-U.S. ETPs (“non-US ETPs”), which invest directly in, provide exposure to, replicate the performance of, or have trading and/or price performance characteristics similar to the Reference Asset (such ETFs, ETPs, and non-US ETPs, “Reference ETFs”). The non-U.S. ETPs in which the Funds may invest are domiciled in Canada and/or Europe and are listed and available for sale in various jurisdictions in Europe (such as Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, Luxembourg, Netherlands, Norway, Poland, Spain, Sweden, and Switzerland). Where available, the Fund will invest in the USD share class of the applicable non-U.S. ETP. Non-US ETPs will not be treated as regulated investment companies for U.S. federal income tax purposes and therefore will not be taxed as such.

Each Fund may seek to gain exposure to its respective Reference Asset, in whole or in part, through investments in a subsidiary organized in the Cayman Islands. For the REX-OspreyTM XRP ETF, that subsidiary is the REX-OspreyTM XRP (Cayman) Portfolio S.P. (the “XRP Subsidiary”); for the REX-OspreyTM DOGE ETF, that subsidiary is the REX-OspreyTM DOGE (Cayman) Portfolio S.P. (the “DOGE Subsidiary”) (each, a “REX-OspreyTM Subsidiary”) Each REX-OspreyTM Subsidiary is wholly-owned and controlled by its respective Fund.

Except as noted, references to the investment strategies and risks of a Fund include the investment strategies and risks of its respective REX-OspreyTM Subsidiary. Each REX-OspreyTM Subsidiary has the same investment objective as its corresponding Fund and will follow the same general investment policies and restrictions. Each Fund will aggregate its investments with its respective REX-OspreyTM Subsidiary for purposes of determining compliance with (i) Section 8 of the Investment Company Act of 1940 (the “1940 Act”), which governs fundamental investment limitations (which are described more specifically in the Funds’ statement of additional information); and (ii) Section 18 of the 1940 Act, which governs capital structure and includes limitations associated with a Fund’s ability to leverage its investments. Additionally, each REX-OspreyTM Subsidiary’s investment advisory contracts will be governed in accordance with Section 15 of the 1940 Act, and each REX-OspreyTM Subsidiary will adhere to applicable provisions of Section 17 of the 1940 Act governing affiliate transactions. The principal investment strategies and principal risks of a REX-OspreyTM Subsidiary constitute principal investment strategies and principal risks of its corresponding Fund, and the disclosures of those strategies and risks in this prospectus are designed to reflect the aggregate operations of each Fund and its respective REX-OspreyTM Subsidiary.

In order to help each Fund meet its investment objective by maintaining exposure to the Reference Asset and Reference ETPs that themselves provide exposure to the Reference Asset, and also by maintaining its tax status as a regulated investment company, each Fund may invest in:

Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing. Accordingly, the Fund may lose money by engaging in reverse repurchase agreement transactions.

Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s gross assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use short-term Treasury Bills it owns or purchase additional Treasury Bills to transact in reverse repurchase transactions. The reverse repurchase agreements will increase the Fund’s gross assets, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will treat the reverse repurchase agreement transactions as derivatives transactions for purposes of Rule 18f-4 under the 1940 Act, including as applicable the value-at-risk limit on leverage risk. To the extent sales and dispositions of portfolio assets in connection with the quarterly diversification test will result in distributions to shareholders, the composition of such distributions may consist of short term or long-term capital gains, or both.

Each Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks of Investing in the Funds

There can be no assurance that each Fund will achieve its respective investment objective. The following information is in addition to, and should be read along with, the description of each Fund’s principal investment risks in the section titled “Fund Summary – Principal Investment Risks” above. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a principal risk of investing in each Fund, regardless of the order in which it appears.

REX-OSPREYTM XRP ETF Risks

XRP Investing Risk. Cryptocurrencies, such as XRP, operate without central authority or banks and are not backed by any government. Cryptocurrencies are often referred to as a “virtual asset” or “digital asset,” and operate as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. A cryptocurrency is also not a legal tender. Investments linked to XRP can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for XRP and XRP-related investments may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. A number of factors affect the price and market for XRP:

●	New Technology. XRP is a relatively new technological innovation with a limited operating history. XRP has a relatively limited history of existence and operations. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.

●	Supply and Demand of XRP. Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.

Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.

The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.

The fixed supply of XRP may also not scale well with rapidly expanding use cases. To the extent more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet such growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.

Ripple Labs holds a large portion (approximately 41-45 billion XRP as of June 2025) of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics (e.g., supply and demand and volatility) if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.

●	Adoption and Use of XRP. The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.

●	The Regulatory Environment Relating to XRP. The regulation of cryptocurrencies, digital assets and related investments in the U.S. is in its nascent stages and the nature and extent of the regulatory framework to be implemented is not yet clear. Federal and state, as well as foreign governments may restrict the use and exchange of a crypto asset, such as XRP. Depending on its characteristics, a digital asset, including XRP, may be considered a “security” under U.S. federal and/or state securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Any enforcement action by the SEC or a state securities regulator asserting that XRP is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading price of XRP, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars. Any assertion that a digital asset is a security by the SEC or another regulatory authority may have similar effects.

●	Largely Unregulated Marketplace. Digital asset markets, including spot markets for XRP, are growing rapidly. The spot markets through which XRP and other digital assets trade are new and, in some cases, may be subject to but not comply with their relevant jurisdiction’s regulations. These markets are local, national and international and include a broadening range of digital assets and participants. Significant trading may occur on systems and platforms with minimum predictability. Spot markets may impose daily, weekly, monthly or customer-specific transaction or withdrawal limits or suspend withdrawals entirely, rendering the exchange of XRP for fiat currency difficult or impossible.

Digital asset exchanges do not appear to be subject to, or may not comply with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. Many digital asset exchanges are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions.

As a result, trading activity on or reported by these digital asset exchanges is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. Furthermore, many spot markets lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes, such as limit-down circuit breakers. As a result, the prices of digital assets such as XRP on digital asset exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities (such as market manipulation, front-running of trades, and wash-trading) may not be available to or employed by digital asset exchanges or may not exist at all. As a result, the marketplace may lose confidence in, or may experience problems relating to, these venues.

The closure or temporary shutdown of XRP exchanges due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in the XRP Ledger and can slow down the mass adoption of XRP. Further, spot market failures or that of any other major component of the overall XRP ecosystem can have an adverse effect on XRP markets and the price of XRP and could therefore have a negative impact on the performance of the Fund. Furthermore, the closure or temporary shutdown of an XRP spot market may impact the Fund’s ability to determine the value of its XRP holdings or for the Fund’s Authorized Participants to effectively arbitrage the Shares.

•	Cybersecurity. As a digital asset, XRP is subject to the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal XRP held by others, control the blockchain, or steal personally identifying information. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of XRP and any XRP-related investments and therefore the value of an investment in the Fund. Additionally, the XRP Ledger’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the XRP Ledger. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the XRP Ledger, the price of XRP and the value of an investment in the Fund. Finally, crypto asset platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware.

•	Forks. XRP, along with many other digital assets, are open source projects. The infrastructure and ecosystem that powers the XRP Ledger are developed by different parties, including affiliated and non-affiliated engineers, developers, validators, platform developers, evangelists, marketers, exchange operators and other companies based around a service regarding XRP, each of whom may have different motivations, drivers, philosophies and incentives.

As a result, any individual can propose refinements or improvements to the XRP Ledger’s source code through one or more software upgrades that could alter the protocols governing the XRP Ledger and the properties of XRP. When a modification is proposed and a substantial majority of users and validators consent to the modification, the change is implemented and the XRP Ledger remains uninterrupted. However, a “hard fork” occurs if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification. In other words, two incompatible networks would then exist: (1) one network running the pre-modified software and (2) another network running the modified software. The effect of such a fork would be the existence of two versions of XRP running in parallel, and the creation of a new digital asset which lacks interchangeability with its predecessor. This is in contrast to a “soft fork,” or a proposed modification to the software governing the network that results in a post-update network that is compatible with the network as it existed prior to the update, because it restricts the network operations that can be performed after the update.

Forks may have a detrimental effect on the value of XRP. Forks can also introduce new security risks.

Risks Related to the Regulation of XRP. Any final determination by a court that XRP or any other digital asset is a “security” or “commodity” may adversely affect the value of XRP and the value of the Fund’s shares, and, if XRP is not, or cannot, be registered as a security, result in a potential termination of the Fund.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or ETH to be securities, and does not currently consider Bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities. The SEC staff’s guidance regarding whether a digital asset is or is not a security is not determinative or binding and a court may come to a different conclusion.

On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several digital assets on the basis that the digital assets in question are securities. More recently, the SEC has also brought enforcement actions against various digital asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the digital assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaints, the SEC asserted that XRP is a security under the federal securities laws. In February 2025, the SEC withdrew the Coinbase Complaint.

Whether a digital asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act. Digital assets as such do not appear in any of these lists, although each list includes the terms “investment contract,” “note,” and “transferable shares” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the Howey and Reves tests, respectively. For many digital assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular digital asset qualifying as a security under one or both tests. Adding to the complexity, the courts, the SEC and the SEC staff have indicated that the security status of a particular instrument, such as a digital asset, can change overtime as the relevant facts evolve.

As part of determining whether XRP is a security for purposes of the federal securities laws, the Fund takes into account a number of factors, including the various definitions of “security” under the federal securities laws and federal court decisions interpreting elements of these definitions, such as the U.S. Supreme Court’s decisions in the Howey and Reves cases, as well as reports, orders, press releases, public statements and speeches by the SEC, its commissioners and its staff providing guidance on when a digital asset may be a security for purposes of the federal securities laws. Through this process, and the recent listing of CFTC regulated futures contracts, a reasonable argument exists that XRP is not a security for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, in light of the uncertainties inherent in the Howey and Reves tests.

If an appropriate court determines that XRP is a security, the Advisor would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws).

REX-OSPREYTM DOGE ETF Risks

Meme Coin Investing Risk. Investing in meme coins involves substantial risks that may result in partial or total loss of capital. These coins are subject to extreme volatility driven largely by social media trends, speculative trading, and public sentiment, rather than underlying fundamentals or utility. Most meme coins lack intrinsic value and do not offer meaningful technological or economic use cases. As such, their prices are highly susceptible to rapid declines once speculative interest wanes. Meme coins carry significant risk due to their highly speculative and volatile nature, lack or regulatory protection, and high potential for fraud.

Meme coins are also particularly vulnerable to market manipulation, including “pump and dump” schemes, and are often influenced by the trading activity of large holders who can artificially inflate or crash prices. Liquidity constraints may further impair an investor’s ability to exit positions without incurring losses. Additionally, the lack of transparency in governance and development, combined with the possibility of insider advantages and rug pulls—where developers abruptly abandon the project—raises the potential for fraud and significant investor harm. Cybersecurity threats such as phishing and hacking also pose risks to the safety of investors’ holdings.

Moreover, the regulatory landscape for digital assets, particularly meme coins, remains unsettled. In recent guidance, the staff of the SEC stated its position that memecoins should be viewed as “collectibles” and not securities, meaning that most memecoins do not carry the protections of the federal securities laws. However, courts could come to a different conclusion. Regulatory developments could adversely impact the viability, tradability, or legal status of meme coins. Given these risks, prospective investors should conduct thorough due diligence and carefully consider whether such investments align with their risk tolerance and investment objectives.

Risks Related to the Regulation of DOGE. Any final determination by a court that DOGE or any other digital asset is a “security” or “commodity” may adversely affect the value of DOGE and the value of the Fund’s shares, and, if DOGE is not, or cannot, be registered as a security, result in a potential termination of the Fund.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or ETH to be securities, and does not currently consider Bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities. The SEC staff’s guidance regarding whether a digital asset is or is not a security is not determinative or binding and a court may come to a different conclusion.

Whether a digital asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act. Digital assets as such do not appear in any of these lists, although each list includes the terms “investment contract,” “note,” and “transferable shares” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the Howey and Reves tests, respectively. For many digital assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular digital asset qualifying as a security under one or both tests. Adding to the complexity, the courts, the SEC and the SEC staff have indicated that the security status of a particular instrument, such as a digital asset, can change overtime as the relevant facts evolve.

As part of determining whether DOGE is a security for purposes of the federal securities laws, the Fund takes into account a number of factors, including the various definitions of “security” under the federal securities laws and federal court decisions interpreting elements of these definitions, such as the U.S. Supreme Court’s decisions in the Howey and Reves cases, as well as reports, orders, press releases, public statements and speeches by the SEC, its commissioners and its staff providing guidance on when a digital asset may be a security for purposes of the federal securities laws. Through this process, and the recent listing of CFTC regulated futures contracts, a reasonable argument exists that DOGE is not a security for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, in light of the uncertainties inherent in the Howey and Reves tests.

If an appropriate court determines that DOGE is a security, the Advisor would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws).

Dogecoin Public Figure and Reputational Risk. Dogecoin is unusual among digital assets in that its market value and public perception have been heavily influenced by endorsements and commentary from high-profile individuals and organizations, rather than by underlying technological development or adoption. Public statements and endorsements have historically coincided with episodes of extreme price volatility, sometimes resulting in rapid and substantial increases or decreases in value within short periods.

Although these individuals and organizations have no affiliation with or control over the Dogecoin Network, their association with Dogecoin creates reputational risks that may adversely affect its value. Negative publicity surrounding such figures or institutions, or the perception that Dogecoin is tied to them, may undermine investor confidence and reduce demand.

Additionally, a newly established U.S. government agency, the Department of Governmental Efficiency (commonly referred to by the acronym “DOGE”), has no affiliation with Dogecoin or the Dogecoin Network. Nonetheless, the use of the same acronym may create confusion or reputational harm by association. Negative developments relating to this agency, or other unrelated entities that adopt the “DOGE” name, could reduce public demand for Dogecoin and negatively impact its price and the value of the Trust.

As a result, Dogecoin’s price may be disproportionately affected by external commentary and sentiment unrelated to the fundamentals of the Dogecoin Network. This susceptibility increases the likelihood of sudden declines in value and may lead to significant or total losses for investors.

Risks of the Funds

Digital Assets/Cryptocurrency Risk. The performance of the Reference Asset, and consequently the Fund’s performance, is subject to the risks of the digital assets/cryptocurrency industry. The trading prices of many digital assets, including the Reference Asset, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of the Reference Asset, could have a material adverse effect on the value of the Fund’s shares (“Shares”) and the Shares could lose all or substantially all of their value. The value of the Shares is subject to a number of factors relating to the fundamental investment characteristics of the Reference Asset as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Digital assets represent a new and rapidly evolving industry, and the value of the Shares depends on the acceptance of the Reference Asset. Changes in the governance of a digital asset network may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Cryptocurrencies, such as the Reference Asset, are a subset of digital assets designed to act as a medium of exchange. Despite being referred to as “currencies,” crypto assets are not widely accepted as a means of payment, are not backed by any government or central bank, and are not legal tender. The value of digital assets is determined by supply and demand in the global markets, which consist primarily of transactions of the respective digital assets on electronic trading platforms or trading venues. Unlike the exchanges for more traditional assets, the regulation of digital asset trading platforms is highly fragmented. Due to the fragmentation and lack of oversight of these trading venues, there is a heightened potential for fraud and manipulation. Regulation in the U.S. is still developing.

Reference Asset Risk: Each Fund’s investments in its respective Reference Asset and ETFs and other instruments with exposure to the Reference Asset expose a Fund to the risks associated with an investment in its respective Reference Asset. Each Reference Asset is a relatively new innovation and is subject to unique and substantial risks. The market for each Reference Asset is subject to rapid price swings, changes and uncertainty.

Reference Asset ETF Investing Risk. Issuer-specific attributes related to Reference ETFs in which each Fund may invest may cause an investment held by each Fund to be more volatile than the market generally. The value of an individual security or asset or particular type of security or asset may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. When each Fund invests in Reference ETFs it will incur costs associated with such funds, includes management fees and fees and expenses borne by shareholders of such ETFs. The value of shares in a Reference ETF may not replicate the performance of the Reference Asset and each Fund’s investments in the Reference ETFs will not perform exactly the same as each Fund’s direct investments in the Reference Asset. However, the Adviser will still seek to invest as much of a Fund’s portfolio assets into the Reference Asset directly rather than through a Reference ETF provided that the Funds will always have at least 40% of its assets in securities. The following is a summary of risk factors related to the ETFs that invest in the Reference Assets as identified by the ETFs in their registration statements – this is not purported to be a complete list of risks (references to “shares” in this section are to shares of an ETF).

Risk Factors Related to Digital Assets

●	The Reference Asset and investments linked to the Reference Asset are relatively new investments, they present unique and substantial risks, and investing in Reference Assets has been subject to significant price volatility. The trading prices of many digital assets, including the Reference Assets, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of Reference Assets, could have a material adverse effect on the value of the shares and the shares could lose all or substantially all of their value.

●	The value of the Reference Asset has been and may continue to be deeply speculative such that trading and investing in the Reference Asset intraday may not be based on fundamental analysis. Individuals and organizations holding large amounts of the Reference Asset known as “whales” may have the ability to manipulate the price of the Reference Asset. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of the Reference Assets as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. For example, a blockchain may be subject to attack by a group of miners or validators that possess more than 50% of the blockchain’s hashing power or staked asset. The value of the Fund’s investments in the Reference Asset may be adversely affected by such an attack.

●	Digital assets represent a new and rapidly evolving industry, and the value of the shares depends on the acceptance of the Reference Asset.

●	Changes in the governance of a digital asset network may not receive sufficient support from validators or miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Risk Factors Related to the Digital Asset Platforms

●	The value of the Shares relates directly to the value of the Reference Asset, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

●	Proposed changes to the Reference Asset blockchain protocol may not be adopted by a sufficient number of validators or miners, which may result in competing blockchains with different native crypto assets and sets of participants (known as a “fork”). The value of an investment in the Fund may be negatively impacted by a temporary or permanent “fork”.

●	The Reference Asset blockchain protocol may contain flaws that can be exploited by attackers and which may adversely affect the value of Reference Asset and the Fund’s investments. Flaws in the source code for digital assets have been exploited including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying the Reference Asset could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Reference Asset’s network or take the Trust’s Reference Asset, which would adversely affect the value of the Fund. Exposure of the Reference Asset to instability in other speculative parts of the blockchain and crypto industry, such as through an event that is not necessarily related to the security or utility of Reference Asset blockchain can nonetheless precipitate a significant decline in the price of the Reference Asset and an investment in the Fund.

●	As of December 31, 2024, there are over 10,000 alternative digital assets with a total market capitalization of approximately $1.33 trillion. Many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contract platforms. Competition from the emergence or growth of alternative digital assets and smart contracts platforms could have a negative impact on the demand for, and price of, the Reference Asset and thereby adversely affect the value of the Fund.

●	Use of the Reference Asset by consumers and institutions as a medium of exchange in commerce may be limited. Banks and other established financial institutions may refuse to process funds for Reference Asset transactions; process wire transfers to or from digital asset platforms, Reference Asset-related companies or service providers; or maintain accounts for persons or entities transacting in the Reference Asset. Processing of transactions in the Reference Asset may be slow, transaction fees may be subject to significant variability. As a result, the price of the Reference Asset may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future.

Risk Factors Related to the Regulation of the Reference Asset

●	There are risks regarding new or changing laws and regulations that may affect the use of blockchain technology and/or investments in crypto assets. Digital asset platforms in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of the Reference Asset, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of the Reference Asset, mining activity, digital wallets, the provision of services related to trading and custodying the Reference Asset, the operation of the Reference Asset network, or the digital asset platforms generally. Accordingly, future regulatory changes may have a material adverse impact on the Fund’s investments and its ability to implement its investment strategy.

●	If regulators subject the Reference Asset to regulation, this could result in extraordinary expenses that could potentially be borne by The Fund.

●	The treatment of digital assets for U.S. federal, state and local income tax purposes is uncertain.

Exchange-Traded Products Risk. The Funds invest in other ETFs and ETPs, including those based outside the United States. These investments carry the same risks as the securities they hold and may trade at prices above or below the value of their holdings. Non-U.S. ETPs are not registered investment companies and are subject to different regulations than U.S. ETFs. They may also be taxed differently for U.S. investors, which could increase the Fund’s taxable income or cause the Funds to sell investments at unfavorable times to meet tax requirements.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the REX-OspreyTM Subsidiary are organized, respectively, could result in the inability of a Fund to operate as intended and could negatively affect the Fund and its shareholders. The REX-OspreyTM Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. Thus, each Fund, as an investor in the REX-OspreyTM Subsidiary, will not have all the protections offered to investors in registered investment companies.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Concentration Risk.  Each Fund’s assets will be concentrated in the sector or sectors or industry or group of industries that are assigned to the Reference Asset, which will subject a Fund to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact a Fund to a greater extent than if a Fund’s assets were invested in a wider variety of sectors or industries.

Cyber Security Risk. The Funds and its service providers, such as the custodian, are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund and its service providers to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss, including loss of the Reference Asset. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which a Fund invests or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although each Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because each Fund does not directly control the cyber security systems of issuers or third-party service providers.

Custodian Risk. The Reference Asset and other assets held by the Fund that operate on distributed ledger/blockchain technology can only be transferred by the person holding both the public and private keys to the digital wallet in which the asset is held. The Fund’s Crypto Custodians that custody the Fund’s digital assets are in control of the private keys for each of the Fund’s digital wallets. In the event such custodian loses sole control of the private keys (e.g., through a data breach or hack), the Fund’s digital assets held by such custodian could be lost. Each Fund’s custodian uses hardware security modules (HSMs) as part of their security architecture. An HSM is a specialized device that can generate and hold private keys securely and can use those keys to sign and approve transactions. The HSMs’ custom logic verifies that all sensitive requests (withdrawals, policy changes, new user additions, etc.) are approved by a valid quorum of client users and also approved by the custodian, and they provide on-demand private key accessibility.

Foreign Securities Risk. To the extent the Funds invest in securities of foreign ETFs, such investment may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund intends to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. Additionally, there may be brokerage costs that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained or that the shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as they seek to have exposure to a single underlying instrument as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange circuit breaker rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Issuers securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions, if any, may decline.

Indirect Investment Risk. None of the Reference Assets, the XRP Ledger, nor the Dogecoin Network (as applicable) is affiliated with the Trust, the Fund, or the Adviser, or any affiliates thereof and are not involved with this offering in any way, and have no obligation to consider the Fund in taking any actions that might affect the value of the Fund. None of the Trust, the Fund, the Adviser, or any affiliate are responsible for the performance of a Reference Asset and make no representation as to the performance of the Reference Asset. Investing in the Fund is not equivalent to investing in the Reference Asset.

Non-Correlation Risk. The performance of each Fund will not, and is not intended to, correlate exactly to the performance of the Reference Asset and will vary somewhat due to factors such as fees and expenses of the Fund and the Reference ETFs, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio.

New Fund Risk. Each Fund is recently organized with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that a Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because each Fund is non-diversified, each Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause a Fund’s overall value to decline to a greater degree than if a Fund held a more diversified portfolio. This may increase each Fund’s volatility and have a greater impact on such Fund’s performance.

Operational Risk. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a Fund’s ability to meet its investment objective. Although each Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact a Fund’s performance and cause a Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Tax Risk. The Fund intend to qualify and remain qualified as a RIC under the Code. Each Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.

With respect to the source-of-income requirement, the Funds must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the items described in clause (i) and clause (ii) collectively are “Good Income”).

The Funds may invest directly in the relevant Reference Asset and income from such investments would not qualify as Good Income because the Reference Asset and other digital assets do not meet the definition for any of the categories of Good Income. On the other hand, the Funds’ investments in cash investments will qualify as Good Income. As a general matter of operation, the Funds will seek to gain to invest directly to the Reference Assets, in whole or in part, through investments in each Fund’s respective Cayman Subsidiary. The DOGE Subsidiary is wholly-owned and controlled by the REX-OspreyTM DOGE ETF. The XRP Subsidiary is wholly-owned and controlled by the REX-OspreyTM XRP ETF. The Funds’ investment in their respective REX-OspreyTM Subsidiary is intended to provide the Funds with exposure to Reference Asset returns while enabling the Funds to satisfy source-of-income requirements. The Funds intend to monitor all of their investments carefully to satisfy the source-of-income test.

Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are Good Income. The Fund has not received such a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings. The IRS also recently issued proposed regulations that, if finalized, would generally treat a fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

Based on the principles underlying private letter rulings previously issued to other taxpayers, the Funds intend to treat its income from their respective Cayman Subsidiary as Good Income without any private letter ruling from the IRS. The tax treatment of each Fund’s investments in its REX-OspreyTM Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is Good Income, or otherwise affect the character, timing and/or amount of each Fund’s taxable income or any gains and distributions made by the Funds.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of each Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of each Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by each Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

By keeping its investment in its REX-OspreyTM Subsidiary below the 25% limit in clause (ii) of the asset-diversification test, each Fund expects to satisfy the asset-diversification requirement.

As noted above, the Funds intend to satisfy both the source-of-income and the asset-diversification requirements by following the plans outlined above, as well as all other requirements needed to maintain its status as a RIC, but it is nonetheless possible that each Fund might lose its status as a RIC. In such a case, a Fund will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by a Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from a Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2013, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which a Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless a Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

MANAGEMENT

The Investment Adviser. REX Advisers, LLC (the “Adviser”), 1241 Post Road, Second Floor, Fairfield, Connecticut 06824, is the investment adviser for the Funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2023. The Adviser provides similar services to an exchange-traded fund that employs a similar investment strategy as the Fund.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Funds’ investments. The Adviser also: (i) furnishes each Fund with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of each Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of each Fund’s average daily net assets, noted in the table below.

Fund	Annual Management Fee
REX-OspreyTM XRP ETF	0.75%
REX-OspreyTM DOGE ETF	1.50%

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Funds, to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Funds, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

Manager-of-Managers Structure

The Adviser and the Trust have been granted an exemptive order from the SEC that will allow the Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order will provide the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser will have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement. The Adviser will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement or the Funds will be available in the Funds’ semi-annual report once that report is produced.

The Portfolio Managers

The Fund is managed by Matthew Pelletier, Lead Portfolio Manager of the Adviser, and Matthew Holcomb, Senior Trader and Portfolio Manager.

Portfolio Manager – Matthew Pelletier is a portfolio manager of the Fund. Mr. Pelletier joined an affiliate of the Adviser in 2021 as Managing Director of Portfolio Management. Previously, he held positions in Fixed Income Sales and Trading at BNP Paribas, Bank of the West and Susquehanna International Group. Mr. Pelletier has more than 20 years of experience in Banking and Financial Services. Mr. Pelletier earned an MBA from the University of California at Davis.

Portfolio Manager – Matthew Holcomb is a portfolio manager of the Fund. Mr. Holcomb joined Adviser in 2025 as Senior Vice President, Senior Trader and Portfolio Manager. Previously, he was the Senior Trader, Portfolio Manager, and Business Leader for Ridgefield Capital Asset Management for over 20 years. Mr. Holcomb has more than 20 years of experience in Banking and Financial Services.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Funds.

DISTRIBUTION (12B-1) PLAN

The Board has adopted a Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Trust

Each Fund is a series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Funds according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI. Complete holdings are published on the Funds’ website on a daily basis. Please visit the Funds’ website at www.rexshares.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds through broker-dealers at market prices. Shares of the Funds are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the Funds are traded under the below listed trading symbols:

Fund	Trading Symbol
REX-OspreyTM XRP ETF	XRPR
REX-OspreyTM DOGE ETF	DOJE

Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of the Funds’ shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Funds’ Shares is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Funds.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by a Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which a Fund’s NAV is calculated. When fair-value pricing is employed, the prices of assets used by a Fund to calculate its NAV may differ from quoted or published prices for the same assets.

APs may acquire shares directly from a Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, a Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. Each Fund anticipates regularly meeting redemption requests primarily in cash, although each Fund reserves the right to pay all or portion of the redemption proceeds to an AP in-kind. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve a Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objectives. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. Each Fund also employ fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. Each Fund expects to typically satisfy redemptions in-cash. If a Fund satisfies a redemption in cash this may result in a Fund selling portfolio securities to obtain cash to meet net Fund redemptions. These sales may generate taxable gains for the ongoing shareholders of a Fund.

No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, distributions will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	The Fund makes distributions,
-	You sell your shares listed on the Exchange, and
-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for U.S. non-corporate shareholders who satisfy those requirements with respect to their shares at the rate for net capital gain. A part of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations (the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations)- subject to similar requirements. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. Note that in light of the Fund’s investment objectives, it does not expect a large portion of its dividends from the Fund’s net investment income to qualify as “qualified dividend income” or qualify for the dividends-received deduction.

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses, affect the Fund’s performance.

In general, distributions received from a Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares in the Fund.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

Each Fund is required to backup withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct taxpayer identification number (which generally is a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the IRS.

At the time this prospectus was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code. At this time, though, it is not possible to determine whether any of these proposals will become law and how these changes might affect the Fund or its shareholders.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is each Fund’s administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

U.S. Bank Global Fund Services, LLC (“US Bancorp”) serves as each Fund’s fund accountant, and it provides certain other services to the Funds not provided by the Administrator. US Bancorp is primarily in the business of providing administrative and fund accounting services to retail and institutional exchange-traded funds and mutual funds.

US Bank, N.A. serves as each Fund’s custodian with respect to each Fund’s traditional securities holdings and transfer agent.

Anchorage Digital Bank National Association serves as each Fund’s (and each respective wholly-owned subsidiary’s) custodian with respect to the relevant Reference Asset and related assets, including LSTs.

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

KPMG LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.rexshares.com.

FINANCIAL HIGHLIGHTS

Because the Funds have not yet commenced operations as of the date hereof, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

Privacy Notice

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•	Information about your transactions with the Funds, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Funds’ Privacy Notice is not part of this prospectus.

FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

Statement of Additional Information: For more information about the Funds, you may wish to refer to the Funds’ SAI dated September 12, 2025, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments, once available, will be available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.  In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information, such as the Funds’ financial statements by writing to REX-OspreyTM ETFs, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll-free at (844) 802-4004, by email at: mail@ccofva.com. The Funds’ annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.rexshares.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)